UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC   20549

FORM 8-K

CURRENT REPORT

Pursuant to Section13 or15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported event): August 9, 2010

B Green Innovations, Inc.
(Exact name of registrant as specified in its chapter)

New Jersey	333-120490	20-1862731
(State of organization)	(Commission Identification No.)	(I.R.S. Employer File Number)

750 Highway 34, Matawan, NJ, 07747
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (732) 441-7700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02  Results of Operations and Financial Condition
On August 9, 2010, B Green Innovations, Inc. (the “Company”) issued the attached press release disclosing the Company’s financial results for the quarter and six months ended June 30, 2010. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits

(d)	Exhibits

99.1	Press release issued August 9, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

B Green Innovations, Inc.

Date: August 13, 2010	By:	/s/ Jerome Mahoney
Jerome Mahoney
President and Chief Executive Officer

INDEX OF EXHIBITS

99.1              Press release issued August 9, 2010.